                      AGREEMENT AND PLAN OF REORGANIZATION

             FOR THE ACQUISITION OF ALL OF THE OUTSTANDING SHARES OF

                     COMMON STOCK OF THERMOFLOW CORPORATION

                               BY VITRISEAL, INC.

                                TABLE OF CONTENTS


                                                                                                       PAGE

RECITALS.........................................................................................         1

ARTICLE I - THE REORGANIZATION...................................................................         3

ARTICLE II - EXCHANGE OF SHARES..................................................................         6

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THERMOFLOW.......................................         7

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF VITRISEAL.........................................        16

ARTICLE V - REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS.......................................        25

ARTICLE VI - MISCELLANEOUS.......................................................................        27


EXHIBITS:

     Schedule of THERMOFLOW Stockholders.........................................................        "A"

     THERMOFLOW Resolutions Electing DAVIS.......................................................       "B-1"

     THERMOFLOW Resolutions Electing New Board...................................................       "B-2"

     THERMOFLOW Note.............................................................................       "C-1"

     THERMOFLOW Advances.........................................................................       "C-2"

     Wire Transfer Instructions..................................................................        "D"

     Legal Opinion of VITRISEAL Counsel..........................................................        "E"

     Power of Attorney to Stockholder Representative.............................................        "F"

     Schedule of Exceptions of THERMOFLOW........................................................        "G"

     Resolutions of THERMOFLOW--Authorization....................................................        "H"

     Financial Statements of THERMOFLOW..........................................................        "I"

     Legal Descriptions of Real Property of THERMOFLOW ..........................................        "J"

     List of Personal Property of THERMOFLOW ....................................................        "K"

     Patents, Trademarks, Service Marks of THERMOFLOW ...........................................        "L"

     THERMOFLOW Insurance Policies...............................................................        "M"

     THERMOFLOW Bank Accounts and Signatories Therefor...........................................        "N"

     SCHMIDT Technology Agreement Amendment......................................................        "O"

     Schedule of Exceptions of VITRISEAL.........................................................        "P"

     Resolutions of VITIRSEAL--Authorization.....................................................        "Q"

     Financial Statements of VITRISEAL...........................................................        "R"

     VITRISEAL Annual Report ....................................................................        "S"




     VITRISEAL Proxy Statement ..................................................................        "T"

     Patents, Trademarks, Service Marks of VITRISEAL ............................................        "U"

     VITRISEAL Insurance Policies ...............................................................        "V"

     VITRISEAL Bank Accounts and Signatories Therefor............................................        "W"



                      AGREEMENT AND PLAN OF REORGANIZATION
             FOR THE ACQUISITION OF ALL OF THE OUTSTANDING SHARES OF
                     COMMON STOCK OF THERMOFLOW CORPORATION
                               BY VITRISEAL, INC.

         THIS AGREEMENT AND PLAN OF REORGANIZATION, dated as of the 25th day of May, 2000, by and among the common stockholders (the "Stockholders") and warrant holders (the "Warrant Holders") of THERMOFLOW CORPORATION, whose names are listed in Exhibit "A," a copy of which is attached hereto and incorporated herein by this reference, THERMOFLOW CORPORATION ("THERMOFLOW"), a Nevada corporation, and VITRISEAL, INC. ("VITRISEAL"), a Nevada corporation.

                                    RECITALS:

         A. WHEREAS, the transactions described in this Agreement are related to the transactions set forth in that certain "Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Shares of Common Stock of Liquitek Corporation by VitriSeal, Inc." dated May 25, 2000 (the "Liquitek Agreement"); and

         B. WHEREAS, the Stockholders together own, beneficially and of record, all the issued and outstanding shares of the common stock of THERMOFLOW (hereinafter the shares of common stock are referred to as the "Thermoflow Shares") as set forth in the schedule attached hereto and incorporated herein by this reference as Exhibit "A;" and

         C. WHEREAS, VITRISEAL desires to acquire from the Stockholders all of the 1,932,300 outstanding Thermoflow Shares owned by them solely in exchange for an aggregate of 9,661,500 shares of the common stock of VITRISEAL (the "VitriSeal Shares"); and

         D. WHEREAS, VITRISEAL desires to acquire from the Warrant Holders all of their warrants to purchase 79,700 shares of THERMFLOW (the "Thermoflow Warrants") solely in exchange for warrants to purchase 398,500 shares of the common stock of VITRISEAL (the "VitriSeal Warrants"); and

         E. WHEREAS, the Stockholders desire to exchange their Thermoflow Shares for the VitriSeal Shares, the number of the Thermoflow Shares being surrendered and the number of VitriSeal Shares being received by the Stockholders are as set forth in Exhibit "A" hereto; and

         F. WHEREAS, the Warrant Holders desire to exchange their Thermoflow Warrants for the VitriSeal Warrants, the number of the Thermoflow Warrants being surrendered and the number of VitriSeal Warrants being received by the Warrant Holders are as set forth in Exhibit "A" hereto; and

         G. WHEREAS, VITRISEAL, acting through CULLEY W. DAVIS ("DAVIS"), its Chief Executive Officer, as authorized by the Board of Directors, and the Stockholders, acting through ALLEN P. KIRSCHBAUM ("KIRSCHBAUM"), a member of the Board of Directors of THERMOFLOW, (KIRSCHBAUM is sometimes referred to as the "Stockholder Representative"); and

         H. WHEREAS, the parties hereto desire to set forth the definitive terms and conditions upon which the Stockholders shall exchange with VITRISEAL, and VITRISEAL shall exchange with the Stockholders, the stock owned by each of them; and

         I. WHEREAS, it is intended that THERMOFLOW, VITRISEAL, and their respective stockholders will recognize no gain or loss for U.S. federal income tax purposes under Section 368 (a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder as a result of the Reorganization; and

         J. WHEREAS, the parties hereto have previously entered into letters of intent dated December 30, 1999 and May 3, 2000 (the "LOI") and acknowledge that the terms of this Agreement are intended to supersede the terms set forth in the LOI; and

         K. WHEREAS, VITRISEAL has previously loaned THERMOFLOW $300,000 in accordance with the terms set forth in the LOI and subsequently made additional advances as set forth in Section 1.4.2 herein; and

         L. WHEREAS, VITRISEAL deposited $1,750,000 in escrow into the Gibson, Haglund & Paulsen Money Market Account (the "Escrow Account") to fulfill its obligations under the LOI and this Agreement; and

         M. WHEREAS, the parties hereto have entered into or may enter into other agreements simultaneously with the execution of this Agreement which are not intended to influence the tax-free result of exchange of the Thermoflow Shares for the VitriSeal Shares;

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants and agreements contained herein, and in accordance with the applicable provisions of state law, the parties hereto covenant and agree as follows:

                                    ARTICLE I

                               THE REORGANIZATION

         1.1 THE REORGANIZATION. On and as of the Closing (as defined in Section
1.3 below) of this Agreement, the Stockholders shall surrender all of the Thermoflow Shares in exchange for the VitriSeal Shares in the amounts set forth in Exhibit "A." On and as of the Closing (as defined in Section 1.3 below) of this Agreement, the Warrant Holders shall surrender all of the Thermoflow Warrants in exchange for the VitriSeal Warrants in the amounts set forth in Exhibit "A." The transactions contemplated hereby are intended to qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Code and the regulations promulgated thereunder and the parties hereto agree to report them as such.

         1.2 ESCROW. The parties shall establish an escrow (the "Escrow") with Gibson, Haglund & Paulsen, counsel to VITRISEAL, at 2 Park Plaza, Suite 450, Irvine, California 92614 (the "Escrow Holder") to facilitate the reorganization as further set forth herein.

         1.3 CLOSING. The closing of the Reorganization (the "Closing") shall take place (i) at the offices of Gibson, Haglund & Paulsen, counsel to VITRISEAL, at 2 Park Plaza, Suite 450, Irvine, California 92614 at 2:00 p.m., local time, on May 25, 2000; or (ii) at such other time and place and on such other date as the Stockholder Representative, THERMOFLOW, and VITRISEAL agree (the "Closing Date"). The Closing Date shall be the "Effective Date" of the Reorganization.

         1.4 TAKING OF NECESSARY ACTIONS. The Stockholder Representative (acting on behalf of the Stockholders), THERMOFLOW, and VITRISEAL shall each take all such actions as may be reasonably necessary or appropriate in order to effectuate the transactions contemplated hereby and to make the Reorganization effective as of the Effective Date. If at any time after the Effective Date any further action is necessary or desirable to carry out the purposes of this Agreement and to vest VITRISEAL with full title to all of the Thermoflow Shares, the Stockholder Representative, on behalf of the Stockholders, and the officers and directors of THERMOFLOW and VITRISEAL, at the expense of the VITRISEAL, shall take all such necessary or appropriate action. To effect the intents and purposes of this Agreement, the following actions shall be taken at the Closing, shall be deemed to occur simultaneously, and the accomplishment of which actions by the parties whose duty it is to perform such actions is duly acknowledged by the execution of this Agreement by the parties hereto:

                  1.4.1 ELECTION OF NEW THERMOFLOW BOARD. The parties acknowledge that on or about December 31, 1999, DAVIS was elected a member of the Board of Directors of THERMOFLOW. A copy of the THERMOFLOW resolutions evidencing this election of DAVIS to the THERMOFLOW Board of Directors is attached hereto as Exhibit "B-1." As a condition to the Closing, the current members of the Board of Directors of THERMOFLOW other than DAVIS, KIRSCHBAUM, and ERNST SCHMIDT shall resign as members of the Board of Directors of THERMOFLOW and DAVIS, KIRSCHBAUM, and SCHMIDT, in accordance with the Unanimous Written Consent attached hereto as Exhibit "B-2" as the sole remaining THERMOFLOW Board members, shall elect the following persons to fill the vacancies on the THERMOFLOW Board of Directors: BRUCE H. HAGLUND, JOHN W. NAGEL, RODNEY L. SCHAEFER, and JAMES D. SCHMIDT.

                  1.4.2 CAPITAL CONTRIBUTIONS TO THERMOFLOW BY VITRISEAL. The parties acknowledge that on or about January 12, 2000, VITRISEAL advanced to THERMOFLOW the sum of $300,000.00 and additional sums as set forth in Exhibit "C-1" (the "Thermoflow Advances"). The Thermoflow Advances are evidenced by an unsecured promissory note with interest at a rate of 10% per annum and with all principal and interest due December 31, 2001 (the "Thermoflow Note"), a copy of which is attached hereto as Exhibit "C-2." Upon the Closing, the Thermoflow Note shall be canceled and accounted for as a contribution to capital. Upon the Closing, VITRISEAL shall advance to THERMOFLOW an additional capital contribution of $1,250,000 through a wire transfer from the Escrow Account to the THERMOFLOW bank account. A copy of the wire transfer instructions for the additional capital contribution of $1,250,000 is attached hereto as Exhibit "D."

                  1.4.4 DELIVERY OF EXECUTED AGREEMENT, THERMOFLOW SHARES, AND THERMOFLOW WARRANTS. The Stockholders and Warrant Holders, on their own behalf or through the Stockholder Representative, shall deliver their Thermoflow Shares, Thermoflow Warrants, an executed copy of this Agreement, and an executed copy of the Power of Attorney attached hereto as Exhibit "F" to the Escrow Holder prior to the Closing. If the Closing does not occur on or before May 31, 2000, the Escrow Holder shall return the executed copy of this Agreement, the Thermoflow Shares, and the Thermoflow Warrants to the Stockholder Representative.

                  1.4.5 LOCK-UP OF VITRISEAL SHARES. The Stockholders and Warrant Holders shall have the option to participate in a registration statement to be filed under the Securities Act of 1933 within four months of the Closing Date on Form S-3 (the "Registration Statement"). The Stockholders and Warrant Holders who include their VitriSeal Shares in the Registration Statement shall be subject to lock-up agreements between them and VitriSeal providing that they will be permitted to sell no more than 25% of their VitriSeal Shares in the six months following the effective date of the Registration Statement (the "Registration Date"), no more than 25% of their VitriSeal Shares during the period beginning six months after the Registration Date until 12 months after the Registration Date, and no more than 25% of their VitriSeal Shares during the period beginning 18 months after the Registration Date until 24 months after the Registration Date. No further restrictions shall apply to the VitriSeal Shares held by Stockholders and Warrant Holders participating in the Registration Statement 24 months after the Registration Date. The Stockholders and Warrant Holders electing to participate in the Registration Statement shall so indicate on the signature page of this Agreement by initialing the space opposite their respective signatures. Any of the Stockholders and Warrant Holders who elect not to be included in the Registration Statement shall be eligible to sell their VitriSeal Shares in accordance with the provisions of Rule 144 promulgated under the Securities Act of 1933 one year from the Closing Date, in the case of the Stockholders, and one year from the exercise date of their VitriSeal Warrants, in the case of the Warrant Holders.

                   1.4.6 DUE DILIGENCE BY THE PARTIES. VITRISEAL and its agents, attorneys, and representatives acknowledge that they have had full and free access to the properties, books, and records of THERMOFLOW for purposes of conducting investigations of the THERMOFLOW business. THERMOFLOW and its respective agents, attorneys, and representatives acknowledge that they have had full and free access to the properties, books, and records of VITRISEAL for purposes of conducting investigations of the VITRISEAL business. VITRISEAL and THERMOFLOW acknowledge by their execution of this Agreement the satisfactory results of their respective due diligence reviews.

                  1.4.7 LEGAL OPINIONS. At the Closing, counsel to VITRISEAL shall deliver an opinion of counsel pertaining to good standing, authorization and valid issuance of the VitriSeal Shares, the capitalization, the due authorization of the Reorganization, and such other matters as are customary in transactions of this type, in the form of Exhibit "E," a copy of which is attached hereto.

                  1.4.8 POWER OF ATTORNEY. The Stockholder Representative shall deliver to VITRISEAL a power of attorney in the form attached hereto as Exhibit "F," providing for the appointment of the Stockholder Representative as attorney-in-fact for the individual Stockholders to effect the exchange of certificates of the Thermoflow Shares for the VitriSeal Shares and to take such other actions at the Closing as may be necessary to consummate this Agreement. Each of the Stockholders shall execute and deliver to the Escrow Holder a copy of Exhibit "F" together with their signature and delivery of this Agreement to VITRISEAL.

                                   ARTICLE II

                         EXCHANGE OF SHARES AND WARRANTS

         2.1 EXCHANGE OF SHARES. Subject to the terms and conditions of this Agreement, and assuming that all actions have been taken as set forth in Section
1.4 above, and subject to the simultaneous closing of the Liquitek Agreement, on the Closing Date, by virtue of the Reorganization and without any further action on the part of the Stockholders and Warrant Holders, THERMOFLOW, or VITRISEAL, all of the Thermoflow Shares shall be exchanged for the VitriSeal Shares and all of the Thermoflow Warrants shall be exchanged for VitriSeal Warrants in the amounts set forth in Exhibit "A." Each share of the VitriSeal Shares shall be validly issued, duly authorized, fully paid, and nonassessable shares of the Common Stock of VITRISEAL as of the Closing Date. The shares of stock issuable on exercise of the VitriSeal Warrants, when issued, will be validly issued, duly authorized, fully paid, and nonassessable shares of the Common Stock of VitriSeal.

         2.2 EXCHANGE OF CERTIFICATES. In advance of the Closing, VITRISEAL shall present and deliver to the Escrow Holder the stock certificates representing all of the VitriSeal Shares. Also in advance of the Closing, the Stockholders or the Stockholder Representative shall present and deliver to the Escrow Holder all of the certificates representing the Thermoflow Shares, or lost certificate affidavits in a form acceptable to VITRISEAL. In advance of the Closing, VITRISEAL shall present and deliver to the Escrow Holder the warrant certificates representing all of the VitriSeal Warrants. Also in advance of the Closing, the Warrant Holders or the Stockholder Representative shall present and deliver to the Escrow Holder all of the certificates representing the Thermoflow Warrants, or lost warrant certificate affidavits in a form acceptable to VITRISEAL. At the Closing, the Escrow Holder shall present and deliver to the Stockholder Representative the stock certificates representing all of the VitriSeal Warrants. Also at the Closing, the Escrow Holder shall present and deliver to VITRISEAL all of the certificates representing the Thermoflow Warrants, or lost certificate affidavits.

         2.3 NO FURTHER RIGHTS. From and after the Closing Date, holders of certificates formerly evidencing the Thermoflow Shares and the Thermoflow Warrants shall cease to have any rights as stockholders or warrant holders, as the case may be, of THERMOFLOW, except as provided herein or by applicable law.

         2.4 STOCKHOLDER AND WARRANT HOLDER APPROVAL. The Closing shall be contingent upon the agreement of Stockholders and Warrant Holders holding a minimum of 80% of the outstanding Thermoflow Shares and 80% of the outstanding Thermoflow Warrants. At such time as Stockholders and Warrant Holders holding a minimum of 80% of the Thermoflow Shares have entered into this Agreement, the parties shall proceed with the Closing.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THERMOFLOW

         Except as set forth in the Schedule of Exceptions attached hereto and incorporated herein by reference as Exhibit "G," THERMOFLOW represents and warrants to, and covenants with, VITRISEAL, as of the date hereof and as of the Closing Date, as follows:

         3.1 ORGANIZATION AND CORPORATE POWER. THERMOFLOW is a corporation duly organized, in good standing, and validly existing under the laws of Nevada. THERMOFLOW has all requisite corporate power and authority to conduct its business as now being conducted and to own and lease the properties which it now owns and leases. The charter documents of THERMOFLOW as amended to date, the Bylaws of THERMOFLOW as amended to date, and the resolutions of THERMOFLOW's stockholders (if necessary) and directors authorizing the execution, delivery, and performance of this Agreement, all certified by the President and the Secretary, which have previously been provided to VITRISEAL by THERMOFLOW, are true and complete copies thereof as currently in effect.

         3.2 AUTHORIZATION. THERMOFLOW has full corporate power, legal capacity, and authority to enter into this Agreement, to execute all attendant documents and instruments contemplated hereby, and to perform all of its obligations hereunder. This Agreement, and each and every other agreement, document and instrument to be executed by THERMOFLOW in connection herewith, has been effectively authorized by all necessary action on the part of THERMOFLOW, including without limitation the approval of THERMOFLOW's Board of Directors (and stockholders, if necessary), which authorizations remain in full force and effect, have been duly executed and delivered by THERMOFLOW. A copy of the resolutions of the THERMOFLOW Board of Directors and (stockholders, if necessary) authorizing the execution, delivery, and performance of this Agreement, all certified by the Secretary of THERMOFLOW, are attached hereto as Exhibit "H." No other authorizations or proceedings on the part of THERMOFLOW, the Stockholders, the Warrant Holders, or otherwise, are required to authorize this Agreement and/or the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of THERMOFLOW, the Stockholders, and the Warrant Holders, and is enforceable against each of them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies.

         3.3. NO CONFLICTS; NO CONSENTS. Other than that set forth in the Schedule of Exceptions, neither the execution and delivery of this Agreement, nor the consummation by THERMOFLOW, the Stockholders, or the Warrant Holders of any of the transactions contemplated hereby, or compliance with any of the provisions hereof, will (i) conflict with or result in a material breach of, violation of, or default under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument, permit, authorization, or obligation (including, without limitation, any of its charter documents) to which THERMOFLOW is a party or by which it or any of its assets or properties may be bound, or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation applicable to THERMOFLOW or its assets or properties, the violation of which would have a material adverse effect upon the business, properties, or assets, or in the condition (financial or otherwise) of THERMOFLOW. No authorization, consent or approval of any public body or authority was or is necessary for the consummation by THERMOFLOW, the Stockholders, or the Warrant Holders of the transactions contemplated by this Agreement.

         3.4 CAPITALIZATION. The authorized capital stock of THERMOFLOW consists of 30,000,000 shares of common stock, par value $.001 per share. As of the Effective Date, there are 1,932,300 shares of common stock issued and outstanding. Except as set forth in Exhibit "A," no options or warrants to purchase common stock of THERMOFLOW have been granted or are outstanding other than the 79,700 Thermoflow Warrants outstanding as set forth in Exhibit "A." THERMOFLOW does not have any contracts or obligations to issue, redeem, repurchase, or otherwise reacquire any equity security of THERMOFLOW. All of the Thermoflow Shares are duly authorized, validly issued and outstanding, fully paid, and nonassessable and have been issued in conformity with all applicable laws.

         3.5 NO PENDING MATERIAL LITIGATION OR PROCEEDINGS. There are no actions, suits or proceedings pending or, to the best knowledge of THERMOFLOW, threatened against or affecting THERMOFLOW affecting the Stockholders' or Warrant Holders' rights in the Thermoflow Shares or the Thermoflow Warrants (including actions, suits or proceedings where liabilities may be adequately covered by insurance) at law or in equity or before or by any federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting any of the officers, directors of THERMOFLOW, the Stockholders, or the Warrant Holders in connection with the business, operations or affairs of either of them, which might reasonably be expected to result in any material adverse change in the business, properties or assets, or in the condition (financial or otherwise) of THERMOFLOW, or which question or challenge the Reorganization. THERMOFLOW is not subject to any voluntary or involuntary proceeding under federal bankruptcy laws and has not made an assignment for the benefit of creditors.

         3.6 FINANCIAL STATEMENTS; ABSENCE OF UNDISCLOSED LIABILITIES AND CERTAIN DEVELOPMENTS. Attached hereto as Exhibit "I" are the unaudited and internally prepared financial statements of THERMOFLOW, for the year ended December 31, 1999 and the quarter ended March 31, 2000, consisting of THERMOFLOW's balance sheets as of such dates (the "Thermoflow Balance Sheets"), the related statements of profit or loss for the periods then ended, and the respective notes thereto. Such financial statements (and the notes related thereto) are herein sometimes collectively referred to as the "Thermoflow Financial Statements." The Thermoflow Financial Statements (i) are derived from the books and records of THERMOFLOW, which books and records have been consistently maintained in a manner which reflects, and such books and records do fairly and accurately reflect, the assets and liabilities of THERMOFLOW, and
(ii) fairly present in all material respects the financial condition of THERMOFLOW on the date of such statements and the results of its operations for the periods indicated, except as may be disclosed in the notes thereto. Except as and to the extent reflected or reserved against in the Thermoflow Balance Sheets, and as to matters arising in the ordinary course of its business since the respective date of the Thermoflow Balance Sheets, THERMOFLOW has no liability or obligation of a type required by generally accepted accounting principles to be reflected in the Thermoflow Balance Sheets (whether accrued, to become due, contingent or otherwise) which individually or in the aggregate could have a materially adverse effect on the business, assets, condition (financial or otherwise) or prospects of THERMOFLOW. Except as set forth in Exhibit "I," since March 31, 2000, there has been (a) no declaration, setting aside or payment of any dividend or other distribution with respect to the Thermoflow Shares or redemption, purchase or other acquisition of any of the Thermoflow Shares or any split-up or other recapitalization relative to any of the Thermoflow Shares or any action authorizing or obligating THERMOFLOW to do any of the foregoing, (b) no material loss, destruction or damage to any material property or asset of THERMOFLOW whether or not insured, (c) no acquisition or disposition of assets (or any contract or arrangement therefor), or any other transaction by THERMOFLOW otherwise than for fair value and in the ordinary course of business, (d) no discharge or satisfaction by THERMOFLOW of any lien or encumbrance or payment of any obligation or liability (absolute or contingent) other than current liabilities shown on the Thermoflow Balance Sheets, or current liabilities incurred since the date thereof in the ordinary course of business, (e) no sale, assignment or transfer by THERMOFLOW of any of its tangible or intangible assets except in the ordinary course of business, cancellation by THERMOFLOW of any debts, claims or obligations, or mortgage, pledge, subjection of any assets to any lien, charge, security interest or other encumbrance, or waiver by THERMOFLOW of any rights of value which, in any such case, is material to the business of THERMOFLOW, (f) no payment of any bonus to or change in the compensation of any director, officer or employee, whether directly or by means of any bonus, pension plan, contract or commitment, (g) no write-off or material reduction in the carrying value of any asset which is material to the business of THERMOFLOW, (h) no disposition or lapse of rights as to any intangible property which is material to the business of THERMOFLOW, (i) except for ordinary travel advances, no loans or extensions of credit to stockholders, officers, directors or employees of THERMOFLOW, (j) no agreement to do any of the things described in this
Section 3.6, and (k) no material adverse change in the condition (financial or otherwise) of THERMOFLOW or in its assets, liabilities, properties, business, or prospects. Except as set forth in the Thermoflow Financial Statements or in Exhibit "I," there are no payments, liabilities, or obligations of any kind due any of the Stockholders.

         3.7 APPLICABLE PERMITS; COMPLIANCE WITH LAWS. THERMOFLOW (i) holds all licenses, franchises, permits, and authorizations necessary for the lawful conduct of its business as presently conducted and which the failure to so hold would have a material adverse effect upon the business, properties, or assets, or the condition (financial or otherwise) of THERMOFLOW, and (ii) has complied with all applicable statutes, laws, ordinances, rules, and regulations of all governmental bodies, agencies and subdivisions having, asserting or claiming jurisdiction over it, which the failure to comply with would have a material adverse effect upon the business, properties, or assets, or the condition (financial or otherwise) of THERMOFLOW.

         3.8 DISCLOSURE. Neither this Agreement, nor any material certificate, exhibit, or other written document or statement, furnished to VITRISEAL by or on behalf of THERMOFLOW or, to its knowledge, the Stockholders and the Warrant Holders in connection with the transactions contemplated by this Agreement contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to be stated in order to make the statements contained herein or therein, when taken as a whole, not misleading. Neither THERMOFLOW nor, to its knowledge, any of the Stockholders or Warrant Holders has any knowledge of any fact which has not been disclosed in writing to VITRISEAL which may reasonably be expected to materially and adversely affect the business, properties, or assets, or the condition (financial or otherwise) of THERMOFLOW or title of the Stockholders and Warrant Holders to the Thermoflow Shares and Thermoflow Warrants or their ability to perform all of the obligations to be performed by them under this Agreement and/or any other agreement between THERMOFLOW, the Stockholders, the Warrant Holders, and VITRISEAL to be entered into pursuant to any provision of this Agreement.

         3.9 OWNERSHIP OF THERMOFLOW. THERMOFLOW issued each Stockholder that number of Shares set forth opposite the Stockholders' respective names on Exhibit "A," which shares together constitute all of the issued and outstanding shares of the capital stock, common and preferred, of THERMOFLOW. The Shares are duly authorized, validly issued and outstanding, fully paid and nonassessable and were issued by THERMOFLOW in conformity with all applicable laws. THERMOFLOW issued each Warrant Holder that number of Warrants set forth opposite the Warrant Holders' respective names on Exhibit "A," which warrants together constitute all of the rights to acquire shares of the capital stock of THERMOFLOW. The Thermoflow Warrants are duly authorized, validly issued and outstanding, and were issued by THERMOFLOW in conformity with all applicable laws.

         3.10 SUBSIDIARIES. THERMOFLOW has no subsidiaries and no investments, directly or indirectly, or other financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever except as reflected in the Thermoflow Financial Statements.

         3.11 REAL PROPERTY. Exhibit "J," attached hereto and incorporated herein by this reference, contains a complete and accurate legal description of each parcel of real property owned by or leased to and occupied or subleased by THERMOFLOW, and THERMOFLOW neither owns or leases, nor occupies, any other real property. The building and all fixtures and improvements located on such real property are in good operating condition, ordinary wear and tear excepted. To the best of its knowledge, THERMOFLOW is not in violation of any material zoning, building or safety ordinance, regulation or requirement, or other law or regulation applicable to the operation of owned or leased properties, and THERMOFLOW has not received any notice of violation with which its has not complied. All leases of real property to which THERMOFLOW is a party and which are material to the business of THERMOFLOW are fully effective in accordance with their respective terms and afford THERMOFLOW peaceful and undisturbed possession of the subject matter of the lease, and, to the best knowledge of THERMOFLOW, there exists no default on the part of THERMOFLOW or termination thereof.

         3.12 TANGIBLE PERSONAL PROPERTY. Exhibit "K" attached hereto sets forth a complete list of all items of tangible personal property owned or leased and used by THERMOFLOW in the current conduct of its business, where the original cost was in excess of $1,000. THERMOFLOW has good and marketable title to, or in the case of leased equipment a valid leasehold interest in, and is in possession of, all such items of personal property owned or leased by it, free and clear of all title defects, mortgages, pledges, security interests conditional sales agreements, liens, restrictions or encumbrances, the presence of which would result in a material adverse change in the business, properties, or assets, or the condition (financial or otherwise) of THERMOFLOW. Included in Exhibit "K" is a list of all outstanding equipment leases and maintenance agreements to which THERMOFLOW is a party as lessee and which individually provide for future lease payments in excess of $1,000 per month, with the identities of the other parties to all such leases and agreements shown thereon. All leases of tangible personal property to which THERMOFLOW is a party and which are material to the business of THERMOFLOW are fully effective in accordance with their respective terms, and, to the best knowledge of THERMOFLOW, there exists no default on the part of THERMOFLOW or termination thereof, the presence of which would result in a material adverse change in the business, properties, or assets, or the condition (financial or otherwise) of THERMOFLOW. Each item of capital equipment reflected in the Thermoflow Balance Sheets which is used in the current conduct of

THERMOFLOW's business is in good operating and usable condition and repair, ordinary wear and tear excepted, and is and will be suitable for use in the ordinary course of THERMOFLOW's business and fit for its intended purposes.

         3.13 TAX MATTERS. THERMOFLOW has, since its inception, duly filed all material federal, state, municipal, local, and other tax returns required to have been filed by it in those jurisdictions where the nature or conduct of its business requires such filing and where the failure to so file would be materially adverse to THERMOFLOW. Copies of all such tax returns have been made available for inspection by VITRISEAL prior to the execution hereof. All federal, state, municipal, local, and other taxes shown to be due on such returns have been paid or will be paid prior to the time they become delinquent. The amounts reflected in the Thermoflow Balance Sheets as liabilities or reserves for taxes which are due but not yet payable are sufficient for the payment of all accrued and unpaid taxes of the types referred to hereinabove and THERMOFLOW has no knowledge of any proposed liability for taxes to be imposed upon its properties or assets for which there is not adequate reserve reflected in the Thermoflow Financial Statements.

         3.14 CONTRACTS AND COMMITMENTS. THERMOFLOW has no contract, agreement, obligation or commitment, written or oral, expressed or implied, which involves a commitment or liability of THERMOFLOW in excess of $1,000 (other than obligations which are included in accounts payable), and no union contracts, employee or consulting contracts, financing agreements, debtor or creditor arrangements, licenses, franchise, manufacturing, distributorship or dealership agreements, leases, or bonus, health or stock option plans, except as described in Exhibits "G" and "I." True and complete copies of all such contracts and other agreements listed in Exhibits "G" and "I" which involve a commitment or liability of THERMOFLOW in excess of $1,000 have been made available to VITRISEAL prior to the execution hereof. As of the date hereof, to the best of their knowledge, there exist no circumstances that would affect the validity or enforceability of any of such contracts and other agreements in accordance with their respective terms. THERMOFLOW has performed and complied in all material respects with all obligations required to be performed by it to date under, and is not in default (without giving effect to any required notice or grace period) under, or in breach of, the terms, conditions or provisions of any of such contracts and other agreements. The validity and enforceability of any contract or other agreement described herein has not been and shall not be materially and adversely affected by the execution and delivery of this Agreement without any further action. THERMOFLOW has no contract, agreement, obligation or commitment which to the best knowledge of THERMOFLOW requires or will require future expenditures (including internal costs and overhead) in excess of reasonably anticipated receipts, nor which is likely to be materially adverse to THERMOFLOW's business, assets, condition (financial and otherwise), or prospects.

         3.15 PROPRIETARY INFORMATION. Except as disclosed in Exhibit "L." THERMOFLOW does not have any patents, applications for patents, trademarks, applications for trademarks, trade names, licenses or service marks relating to the business of THERMOFLOW, nor does any present or former stockholder, officer, director or employee of THERMOFLOW own any patent rights relating to any products manufactured, rented or sold by THERMOFLOW To the best knowledge of THERMOFLOW, THERMOFLOW has the unrestricted right to use, free and clear of any claims or rights of others, all trade secrets, customer lists, and manufacturing and secret processes reasonably necessary to the manufacture and marketing of all products made or proposed to be made by THERMOFLOW, except for any rights the presence of which would not result in a material adverse change in the business, properties, or assets, or the condition (financial or otherwise) of THERMOFLOW, and, to the best knowledge of THERMOFLOW, the continued use thereof by VITRISEAL following the Closing will not conflict with, infringe upon, or otherwise violate any rights of others. THERMOFLOW has not used and is not making use of any confidential information or trade secrets of any present or past employee of THERMOFLOW.

         3.16 INSURANCE. THERMOFLOW maintains insurance with reputable insurance companies on such of its equipment, tools, machinery, inventory, and properties as are usually insured by companies similarly situated and to the extent customarily insured, and maintains products and personal liability insurance, and such other insurance against hazards, risks and liability to persons and property as is customary for companies similarly situated. A true and complete listing and general description of each of THERMOFLOW's insurance policies as currently in force is set forth in Exhibit "M" attached hereto. All such insurance policies currently are in full force and effect.

         3.17 ARRANGEMENTS WITH EMPLOYEES; LABOR RELATIONS. No stockholder, director, officer or employee of THERMOFLOW is presently a party to any transaction with THERMOFLOW, including without limitation any contract, loan or other agreement or arrangement providing for the furnishing of services by, the rental of real or personal property from or to, or otherwise requiring loans or payments to, any such stockholder, director, officer or employee, or to any member of the family of any of the foregoing, or to any corporation, partnership, trust or other entity in which any stockholder, director, officer or employee or any member of the family of any of them has a substantial interest or is an officer, director, trustee, partner or employee. There are no bonus, pension, profit sharing, commission, deferred compensation or other plans or arrangements in effect as of the date of this Agreement. THERMOFLOW has no obligations under any collective bargaining agreement or other contract with a labor union, under any employment contract or consulting agreement, or under any executive's compensation plan, agreement or arrangement, nor is any union, labor organization or group of employees of THERMOFLOW presently seeking the right to enter into collective bargaining with THERMOFLOW on behalf of any of its employees. THERMOFLOW has furnished VITRISEAL with a copy of all written personnel policies, including without limitation vacation, severance, bonus, pension, profit sharing, and commissions policies applicable to any of THERMOFLOW's employees.

         3.18 BANK ACCOUNTS. All bank and savings accounts, and other accounts at similar financial institutions, of THERMOFLOW existing at date of Closing are listed on Exhibit "N." Exhibit "N" sets forth the balance(s) of such bank account(s) as of March 31, 2000 and contains a list of the name of each person or entity authorized to sign on the bank accounts, borrow money, or incur or guarantee indebtedness on behalf of THERMOFLOW. All expenditures from such bank accounts after March 31, 2000 to the date of this Agreement are set forth in Exhibit "N."

         3.19 POWERS OF ATTORNEY. Other than that set forth in the Schedule of Exceptions of THERMOFLOW, no valid powers of attorney from THERMOFLOW to any person or entity exist as of the date of this Agreement.

         3.20 ABSENCE OF QUESTIONABLE PAYMENTS. To the best of its knowledge, neither THERMOFLOW nor any stockholder, director, officer, agent, employee, consultant or other person associated with or acting on behalf of any of them, has (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payments to governmental officials or others from corporate funds, engaged in any payments or activity which would be deemed a violation of the Foreign Corrupt Practices Act or rules or regulations promulgated thereunder, or (iii) established or maintained any unlawful or unrecorded accounts.

         3.21 RELATIONSHIPS WITH CUSTOMERS AND SUPPLIERS. No present substantial customer or substantial supplier to THERMOFLOW has indicated an intention to terminate or materially and adversely alter its existing business relationship therewith, and, to the best knowledge of THERMOFLOW, none of the present customers of or substantial suppliers to THERMOFLOW intends to do so.

         3.22 SCHMIDT LICENSING AGREEMENT. On April 23, 1999, THERMOFLOW and ALOIS SCHMIDT, an individual ("SCHMIDT"), entered into an Exclusive World-Wide Technology And Know-How Licensing Agreement (the "Technology Agreement") whereby SCHMIDT agreed to license to THERMOFLOW certain liquid and solid waste treatment, recycling and disposal technology and know-how he had developed. SCHMIDT was paid $125,000 as an advance payment of on-going royalties and a monthly minimum ($15,000.00 per quarter) on-going royalty thereafter. The term of the Technology Agreement extends through December 31, 2020. THERMOFLOW represents and warrants that SCHMIDT has approved the reorganization described in this Agreement (and the Liquitek Agreement) and has agreed to amend the Technology Agreement, which amendment is set forth in Exhibit "O."

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF VITRISEAL

         Except as set forth in the Schedule of Exceptions attached hereto and incorporated herein by this reference as Exhibit "P," VITRISEAL hereby represents and warrants to, and covenants with, the Stockholder and THERMOFLOW as follows:

         4.1 ORGANIZATION AND CORPORATE POWER. VITRISEAL is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which such qualification is required and where the failure to be so qualified would have a materially adverse effect upon VITRISEAL. VITRISEAL has all requisite corporate power and authority to conduct its business as now being conducted and to own and lease the properties which it now owns and leases. The Articles of Incorporation as amended to date, certified by the Secretary of State of Nevada, the Bylaws of VITRISEAL as amended to date, and the resolutions of VITRISEAL's stockholders and directors authorizing the execution, delivery, and performance of this Agreement, all certified by the President and the Secretary of VITRISEAL, which have previously been provided to THERMOFLOW by VITRISEAL, are true and complete copies thereof as currently in effect.

         4.2 AUTHORIZATION. VITRISEAL has full corporate power, legal capacity and corporate authority to enter into this Agreement, to execute all attendant documents and instruments contemplated hereby, to enter into this Reorganization, and to perform all of its obligations hereunder. This Agreement, and each and every other agreement, document and instrument to be executed by VITRISEAL in connection herewith, has been effectively authorized by all necessary action on the part of VITRISEAL, including without limitation the approvals of VITRISEAL's Board of Directors (and stockholders, if necessary) which authorizations remain in full force and effect, have been duly executed and delivered by VITRISEAL. A copy of the resolutions of the THERMOFLOW board of directors and stockholders authorizing the execution, delivery, and performance of this Agreement, all certified by the Secretary of THERMOFLOW, are attached hereto as Exhibit "Q." No other authorizations or proceedings on the part of VITRISEAL, or otherwise, are required to authorize this Agreement and/or the transactions contemplated hereby. This Agreement constitutes the legal, valid, and binding obligation of VITRISEAL and is enforceable against VITRISEAL in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies.

         4.3. NO CONFLICTS; NO CONSENTS. Neither the execution and delivery of this Agreement, nor the consummation by VITRISEAL of any of the transactions contemplated hereby, or compliance with any of the provisions hereof, will (i) conflict with or result in a material breach of, violation of, or default under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation (including, without limitation, any of its charter documents) to which VITRISEAL is a party or by which it or any of its assets or properties may be bound, or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation applicable to VITRISEAL or its assets or properties, the violation of which would have a material adverse effect upon the business, properties, or assets, or in the condition (financial or otherwise) of VITRISEAL. No authorization, consent or approval of any public body or authority was or is necessary for the consummation by VITRISEAL of the transactions contemplated by this Agreement.

         4.4 CAPITALIZATION. The authorized capital stock of VITRISEAL consists of 100,000,000 shares of common stock, par value $.001. As of the date hereof, there are 25,501,603 shares of common stock issued and outstanding. All of the shares of common stock issued and outstanding are validly issued, fully paid, and nonassessable. Except as disclosed in Exhibit "R," there are no outstanding contracts or other rights to subscribe for or purchase, or contracts or obligations to issue or grant any rights to acquire any equity security of VITRISEAL. VITRISEAL does not have any contracts or obligations to redeem, repurchase or otherwise reacquire any equity security of VITRISEAL. All of the VitriSeal Shares, when issued to the Stockholders, will be duly authorized, validly issued and outstanding, fully paid and nonassessable and were issued in conformity with all applicable laws. All of the VitriSeal Warrants, when issued to the Warrant Holders, will be duly authorized, validly issued and outstanding, and were issued in conformity with all applicable laws.

         4.5 FINANCIAL STATEMENTS OF VITRISEAL; ABSENCE OF UNDISCLOSED LIABILITIES; NO ADVERSE CHANGES. Attached hereto as Exhibit "R" are the audited financial statements of VITRISEAL for the years ended December 31, 1999 and 1998, consisting of VITRISEAL's balance sheet as of such dates (the "VitriSeal Balance Sheets"), the related statements of profit or loss for the periods then ended, and the respective notes thereto. Such financial statements (and the notes related thereto) are herein sometimes collectively referred to as the "VITRISEAL Financial Statements." The VITRISEAL Financial Statements (i) are derived from the books and records of VITRISEAL, which books and records have been consistently maintained in a manner which reflects, and such books and records do fairly and accurately reflect, the assets and liabilities of VITRISEAL, (ii) fairly and accurately present the financial condition of VITRISEAL on the date of such statements and the results of its operations for the periods indicated, except as may be disclosed in the notes thereto, and (iii) have been prepared in all material respects in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise disclosed in the notes thereto). Except as and to the extent reflected or reserved against in the VitriSeal Balance Sheets, and as to matters arising in the ordinary course of its business since the respective dates of the VitriSeal Balance Sheets, VITRISEAL has no liability or obligation (whether accrued, to become due, contingent or otherwise) which individually or in the aggregate could have a materially adverse effect on the business, assets, condition (financial or otherwise) or prospects of VITRISEAL. Except as set forth in Exhibit "R," since the dates of the respective VitriSeal Balance Sheets, there has been (a) no declaration, setting aside or payment of any dividend or other distribution with respect to the common stock of VITRISEAL or redemption, purchase or other acquisition of any of the common stock of VITRISEAL or any split-up or other recapitalization relative to any of the common stock of VITRISEAL or any action authorizing or obligating VITRISEAL to do any of the foregoing, (b) no loss, destruction or damage to any material property or asset of VITRISEAL, whether or not insured, (c) no acquisition or disposition of assets (or any contract or arrangement therefor), or any other transaction by VITRISEAL otherwise than for fair value and in the ordinary course of business, (d) no discharge or satisfaction by VITRISEAL of any lien or encumbrance or payment of any obligation or liability (absolute or contingent) other than current liabilities shown on the VitriSeal Balance Sheets, or current liabilities incurred since the date thereof in the ordinary course of business,
(e) no sale, assignment or transfer by VITRISEAL of any of its tangible or intangible assets except in the ordinary course of business, cancellation by VITRISEAL of any debts, claims or obligations, or mortgage, pledge, subjection of any assets to any lien, charge, security interest or other encumbrance, or waiver by VITRISEAL of any rights of value which, in any such case, is material to the business of VITRISEAL, (f) no payment of any material bonus to or material change in the compensation of any director, officer or employee, whether directly or by means of any bonus, pension plan, contract or commitment,
(g) no write-off or material reduction in the carrying value of any asset which is material to the business of VITRISEAL, (h) no disposition or lapse of rights as to any intangible property which is material to the business of VITRISEAL,
(i) except for ordinary travel advances, no loans or extensions of credit to stockholders, officers, directors or employees of VITRISEAL, (j) no agreement to do any of the things described in this Section 4.5, and (k) no material adverse change in the condition (financial or otherwise) of VITRISEAL or in its assets, liabilities, properties, business, or prospects.

         4.6 TAX MATTERS. VITRISEAL has, since its inception, accurately prepared and duly filed all federal, state, county and local tax returns required to have been filed by it in those jurisdictions where the nature or conduct of its business requires such filing and where the failure to so file would be materially adverse to VITRISEAL. Copies of all such tax returns have been made available for inspection by

THERMOFLOW and the Stockholders prior to the execution hereof. All federal, state, county and local taxes, including but not limited to those taxes due with respect to VITRISEAL's properties, income, gross receipts, excise, occupation, franchise, permit, licenses, sales, payroll, and inventory due and payable as of the date of the Closing by VITRISEAL have been paid or will be paid prior to the time they become delinquent. The amount reflected in the VitriSeal Balance Sheets of VITRISEAL as liabilities or reserves for taxes which are due but not yet payable is sufficient for the payment of all accrued and unpaid taxes of the types referred to hereinabove.

         4.7 NO PENDING MATERIAL LITIGATION OR PROCEEDINGS. There are no actions, suits or proceedings pending or, to the best knowledge of VITRISEAL, threatened against or affecting VITRISEAL (including actions, suits or proceedings where liabilities may be adequately covered by insurance) at law or in equity or before or by any federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting any of the Stockholders, officers or directors of VITRISEAL in connection with the business, operations or affairs of VITRISEAL, which might result in any material adverse change in the business, properties or assets, or in the condition (financial or otherwise) of VITRISEAL, or which question or challenge the Reorganization. VITRISEAL is not subject to any voluntary or involuntary proceeding under applicable bankruptcy laws and has not made an assignment for the benefit of creditors.

         4.8 COMPLIANCE WITH LAWS. VITRISEAL (i) holds all licenses, franchises, permits and authorizations necessary for the lawful conduct of its business as presently conducted and which the failure to so hold would have a material adverse effect upon the business, properties, or assets, or the condition (financial or otherwise) of VITRISEAL, and (ii) has complied with all applicable statutes, laws, ordinances, rules and regulations of all governmental bodies, agencies and subdivisions having, asserting or claiming jurisdiction over it, which the failure to comply with would have a material adverse effect upon the business, properties, or assets, or the condition (financial or otherwise) of VITRISEAL.

         4.9 DISCLOSURE. Neither this Agreement, nor any certificate, exhibit, or other written document or statement, furnished to THERMOFLOW or the Stockholders by or on behalf of VITRISEAL in connection with the transactions contemplated by this Agreement contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to be stated in order to make the statements contained herein or therein, when taken as a whole, not misleading. VITRISEAL has no knowledge of any fact which has not been disclosed in writing to THERMOFLOW or the Stockholders which may reasonably be expected to materially and adversely affect the business, properties, operations, and/or prospects of VITRISEAL or the ability of VITRISEAL to perform all of the obligations to be performed by VITRISEAL under this Agreement and/or any other agreement between THERMOFLOW and

VITRISEAL to be entered into pursuant to any provision of this Agreement. A copy of VITRISEAL's Annual Report on Form 10-KSB for the year ended December 31, 1999 (the "Annual Report") and Proxy Statement for its annual stockholders meeting on March 18, 2000 are attached hereto as Exhibits "S" and "T."

         4.10 SUBSIDIARIES. VITRISEAL has no subsidiaries other than Dancor, Inc. and no investments, directly or indirectly, or other financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever except as reflected in the VITRISEAL Financial Statements.

         4.11 OFFERING. Subject to the accuracy of the Stockholders' representations in Section 5.4 hereof, the offer, sale, and issuance of the VitriSeal Shares to be issued in conformity with the terms of this Agreement and the transactions contemplated hereby, constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, and from all applicable state registration or qualification requirements.

         4.12 REAL PROPERTY. The Annual Report attached hereto as Exhibit "S" contains a description of the real property leased to and occupied by VITRISEAL, and except as set forth in Exhibit "P," VITRISEAL neither owns or leases, nor occupies, any other real property. The building and all fixtures and improvements located on such real property are in good operating condition, ordinary wear and tear excepted. To the best of its knowledge, VITRISEAL is not in violation of any material zoning, building or safety ordinance, regulation or requirement, or other law or regulation applicable to the operation of owned or leased properties, and VITRISEAL has not received any notice of violation with which its has not complied. All leases of real property to which VITRISEAL is a party and which are material to the business of VITRISEAL are fully effective in accordance with their respective terms and afford VITRISEAL peaceful and undisturbed possession of the subject matter of the lease, and, to the best knowledge of VITRISEAL, there exists no default on the part of VITRISEAL or termination thereof.

         4.13 TANGIBLE PERSONAL PROPERTY. VITRISEAL has good and marketable title to, or in the case of leased equipment a valid leasehold interest in, and is in possession of, all such items of personal property owned or leased by it, free and clear of all title defects, mortgages, pledges, security interests conditional sales agreements, liens, restrictions or encumbrances, the presence of which would result in a material adverse change in the business, properties, or assets, or the condition (financial or otherwise) of VITRISEAL. All leases of tangible personal property to which VITRISEAL is a party and which are material to the business of VITRISEAL are fully effective in accordance with their respective terms, and, to the best knowledge of VITRISEAL, there exists no default on the part of VITRISEAL or termination thereof, the presence of which would result in a material adverse change in the business, properties, or assets, or the condition (financial or otherwise) of VITRISEAL. Each item of capital equipment reflected in the VitriSeal Balance Sheets which is used in the current conduct of VITRISEAL's business is in good operating and usable condition and repair, ordinary wear and tear excepted, and is and will be suitable for use in the ordinary course of VITRISEAL's business and fit for its intended purposes.

         4.14 CONTRACTS AND COMMITMENTS. VITRISEAL has no contract, agreement, obligation or commitment, written or oral, expressed or implied, which involves a commitment or liability of VITRISEAL in excess of $10,000, and no union contracts, employee or consulting contracts, financing agreements, debtor or creditor arrangements, licenses, franchise, manufacturing, distributorship or dealership agreements, leases, or bonus, health or stock option plans, except as described in Exhibit "P." True and complete copies of all such contracts and other agreements listed in Exhibit "P" have been made available to THERMOFLOW prior to the execution hereof. VITRISEAL has performed and complied in all material respects with all obligations required to be performed by it to date under, and is not in default (without giving effect to any required notice or grace period) under, or in breach of, the terms, conditions or provisions of any of such contracts and other agreements. The validity and enforceability of any contract or other agreement described herein has not been and shall not be materially and adversely affected by the execution and delivery of this Agreement without any further action. VITRISEAL has no contract, agreement, obligation or commitment which requires or will require future expenditures (including internal costs and overhead) in excess of reasonably anticipated receipts, nor which is likely to be materially adverse to VITRISEAL's business, assets, condition (financial and otherwise), or prospects.

         4.15 PROPRIETARY INFORMATION. VITRISEAL does not have any patents, applications for patents, trademarks, applications for trademarks, trade names, licenses or service marks relating to the business of VITRISEAL, nor does any present or former stockholder, officer, director or employee of VITRISEAL own any patent rights relating to any products manufactured, rented or sold by VITRISEAL except as disclosed in Exhibit "U." To the best knowledge of VITRISEAL, VITRISEAL has the unrestricted right to use, free and clear of any claims or rights of others, all trade secrets, customer lists, and manufacturing and secret processes reasonably necessary to the manufacture and marketing of all products made or proposed to be made by VITRISEAL, except for any rights the presence of which would not result in a material adverse change in the business, properties, or assets, or the condition (financial or otherwise) of VITRISEAL, and, to the best knowledge of VITRISEAL, the continued use thereof by VITRISEAL following the Closing will not conflict with, infringe upon, or otherwise violate any rights of others. VITRISEAL has not used and is not making use of any confidential information or trade secrets of any present or past employee of VITRISEAL.


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

         4.16 INSURANCE. VITRISEAL maintains workers' compensation, disability and directors' and officers' insurance with reputable insurance companies as are usually insured by companies similarly situated and to the extent customarily insured. A true and complete listing and general description of each of VITRISEAL's insurance policies as currently in force is set forth in Exhibit "V" attached hereto. All such insurance policies currently are in full force and effect.

         4.17 ARRANGEMENTS WITH EMPLOYEES; LABOR RELATIONS. Except as set forth in Exhibit "P," no stockholder, director, officer or employee of VITRISEAL is presently a party to any transaction with VITRISEAL, including without limitation any contract, loan or other agreement or arrangement providing for the furnishing of services by, the rental of real or personal property from or to, or otherwise requiring loans or payments to, any such stockholder, director, officer or employee, or to any member of the family of any of the foregoing, or to any corporation, partnership, trust or other entity in which any stockholder, director, officer or employee or any member of the family of any of them has a substantial interest or is an officer, director, trustee, partner or employee. There are no bonus, pension, profit sharing, commission, deferred compensation or other plans or arrangements in effect as of the date of this Agreement. VITRISEAL has no obligations under any collective bargaining agreement or other contract with a labor union, under any employment contract or consulting agreement, or under any executive's compensation plan, agreement or arrangement, nor is any union, labor organization or group of employees of VITRISEAL presently seeking the right to enter into collective bargaining with VITRISEAL on behalf of any of its employees. VITRISEAL has furnished VITRISEAL with a copy of all written personnel policies, including without limitation vacation, severance, bonus, pension, profit sharing, and commissions policies applicable to any of VITRISEAL's employees.

         4.18 BANK ACCOUNTS. All bank and savings accounts, and other accounts at similar financial institutions, of VITRISEAL existing at date of Closing are listed on Exhibit "W." Exhibit "W" contains a list of the name of each person or entity authorized to sign on the bank accounts, borrow money, or incur or guarantee indebtedness on behalf of VITRISEAL.

         4.19 POWERS OF ATTORNEY. Other than that set forth in the Schedule of Exceptions of VITRISEAL, no valid powers of attorney from VITRISEAL to any person or entity exist as of the date of this Agreement.

         4.20 ABSENCE OF QUESTIONABLE PAYMENTS. To the best of its knowledge, neither VITRISEAL nor any stockholder, director, officer, agent, employee, consultant or other person associated with or acting on behalf of any of them, has (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payments to governmental officials or others from corporate funds, engaged in any payments or activity which would be deemed a violation of the Foreign Corrupt Practices Act or rules or regulations promulgated thereunder, or (iii) established or maintained any unlawful or unrecorded accounts.

         4.21 REPORTING REQUIREMENTS. VITRISEAL has complied with and will maintain its compliance with all of the reporting requirements under the Act and the Securities Exchange Act of 1934, as amended, through the Closing Date.

         4.22 RELATIONSHIPS WITH CUSTOMERS AND SUPPLIERS. No present substantial customer or substantial supplier to VITRISEAL has indicated an intention to terminate or materially and adversely alter its existing business relationship therewith, and, to the best knowledge of VITRISEAL, none of the present customers of or substantial suppliers to VITRISEAL intends to do so.

                                    ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS

         Each of the Stockholders, severally and not jointly, represents and warrants to and covenants with VITRISEAL, as of the date hereof, as follows:

         5.1 AUTHORITY. Each Stockholder has full rights, power, and authority to enter into this Agreement; the execution, delivery, and performance of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby will not conflict with or result in a breach of any agreement to which the Stockholder is a party and which a conflict or breach thereof would have a material adverse effect upon the Stockholder or the Stockholder's properties or assets.

         5.2 TITLE. Each Stockholder has valid and marketable title to the number of shares set forth opposite the Stockholder's name on Exhibit "A," free and clear of any pledge, lien, security interest, or encumbrance other than pursuant to this Agreement. As of the Closing Date there is no lien, charge, mortgage, pledge, conditional sale agreement, or other encumbrance of any kind or nature recorded in the book of registry of stockholders of THERMOFLOW with respect to any of the Thermoflow Shares owned by the Stockholder and the Thermoflow Shares set forth in Exhibit "A" are duly registered in the name of the Stockholder as set forth in Exhibit "A."

         5.3 RESTRICTED SECURITIES. Each Stockholder and Warrant Holder acknowledges that the VitriSeal Shares being issued to the Stockholder and the VitriSeal Warrants being issued to the Warrant Holder hereunder will be issued by VITRISEAL without registration or qualification or other filings being made under the Act, or the securities or "blue sky" laws of any state, in reliance upon specific exemptions therefrom, and in furtherance thereof the Stockholder and Warrant Holder represents that he or she is acquiring and will hold the securities to be delivered hereunder for his or her own account, for investment only, and not for distribution within the meaning of the U.S. federal securities laws. The Stockholder and Warrant Holder acknowledges that a legend, substantially in the following form, shall be placed upon the face of each certificate representing any of VitriSeal Shares being delivered to the Stockholder or the VitriSeal Warrants being delivered to the Warrant Holder hereunder:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), ARE RESTRICTED SECURITIES, AND NO OFFER, SALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR THE SECURITIES REPRESENTED HEREBY, OR OF ANY INTEREST HEREIN, MAY BE MADE WITHOUT SUCH

         REGISTRATION UNLESS, IN THE OPINION OF COUNSEL ACCEPTABLE TO the Company, AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

         5.4 LOCK-UP AGREEMENT. The Stockholders and Warrant Holders electing to participate in the Registration Statement, as evidenced by their having initialed the space opposite their respective signatures on the signature page of this Agreement, agree to be subject to a lock-up agreement between them and VitriSeal providing that they will be permitted to sell no more than 25% of their VitriSeal Shares (including the shares issuable by VitriSeal upon exercise of the VitriSeal Warrants) in the six months following the effective date of the Registration Statement (the "Registration Date"), no more than 25% of their VitriSeal Shares during the period beginning six months after the Registration Date until 12 months after the Registration Date, and no more than 25% of their VitriSeal Shares during the period beginning 18 months after the Registration Date until 24 months after the Registration Date. The certificates evidencing the VitriSeal Shares owned by Stockholders who elect to be included in the Registration Statement shall bear the following additional legend:

         THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED IN ACCORDANCE WITH AN AGREEMENT BETWEEN THE STOCKHOLDER AND the Company, AND NO OFFER, SALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR THE SECURITIES REPRESENTED HEREBY, OR OF ANY INTEREST HEREIN, MAY BE MADE WITHOUT AN OPINION OF COUNSEL TO the Company EVIDENCING COMPLIANCE WITH SUCH AGREEMENT.

                                   ARTICLE VI

                                  MISCELLANEOUS

         6.1      TAXES AND EXPENSES.

                  6.1.1 Except as otherwise expressly provided in 6.1.2 immediately below, each of VITRISEAL and THERMOFLOW shall pay all of their own respective taxes due prior to the Closing, attorneys' fees and other costs and expenses payable in connection with or as a result of the transactions contemplated hereby and the performance and compliance with all agreements and conditions contained in this Agreement respectively to be performed or observed by each of them.

                  6.1.2 The representations and warranties of THERMOFLOW, the Stockholders, the Warrant Holders, and VITRISEAL contained herein and in any other document or instrument delivered by or on behalf of THERMOFLOW and/or the Stockholders or on behalf of VITRISEAL pursuant hereto, as such may be qualified in Exhibits "G" or "P," respectively, shall survive the Closing and any investigations made by or on behalf of VITRISEAL made prior to the Closing, and shall remain in full force and effect for a period of two full years from the date of the Closing the ("Warranty Period"), and thereupon expire.

         6.2 OTHER DOCUMENTS. Each of the parties hereto shall execute and deliver such other and further documents and instruments, and take such other and further actions, as may be reasonably requested of them for the implementation and consummation of this Agreement and the transactions herein contemplated.

         6.3 PARTIES IN INTEREST. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the heirs, personal representatives, successors and assigns of VITRISEAL, the Stockholder, the Warrant Holder, and THERMOFLOW, but shall not confer, expressly or by implication, any rights or remedies upon any other party.

         6.4 GOVERNING LAW. This Agreement is made and shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Nevada.

         6.5 NOTICES. Any notice or the delivery of any item to be delivered by a party hereto shall be delivered personally, by U.S. mail, return receipt requested, or by Federal Express, next-day delivery. Any personal delivery made shall be deemed to have been made upon the execution of a receipt for the item to be delivered by the party to whom delivery is made. Delivery by U.S. mail or Federal Express shall be deemed to have been made when delivered by Federal Express to the party to whom addressed. All such deliveries shall be made to the following addresses, or such other addresses as the parties may have instructed the others in accordance with the provisions of this Paragraph:

(a)  If to VITRISEAL:                       VITRISEAL, INC.
                                            12226 South 1000 East
                                            Draper, Utah 84020

         With copies to:            Bruce H. Haglund, Esq.
                                            Gibson, Haglund & Paulsen
                                            2 Park Place, Suite 450
                                            Irvine, California 92614

    (b)  If to THERMOFLOW,
            the Stockholders, or
            the Warrant Holders:    THERMOFLOW CORPORATION
                                            4000 Arcata Way
                                            North Las Vegas, Nevada 89030

Any party hereto may change its address by written notice to the other party given in accordance with this Section 6.5.

         6.6 ENTIRE AGREEMENT. This Agreement and the exhibits attached hereto contains the entire agreement between the parties and supersede all prior agreements, understandings and writings between the parties with respect to the subject matter hereof and thereof. Each party hereto acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting with authority on behalf of any party, which are not embodied herein or in an exhibit hereto, and that no other agreement, statement or promise may be relied upon or shall be valid or binding. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally. This Agreement may be amended or any term hereof may be changed, waived, discharged or terminated by an agreement in writing signed by VITRISEAL, THERMOFLOW, the Stockholders, and the Warrant Holders.

         6.7 SEVERABILITY. If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any court, department, official, political subdivision, agency or other instrumentality of any government, whether state, local or federal, the remaining provisions of this Agreement to the extent permitted by law shall remain in full force and effect. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision hereof invalid or unenforceable in any respect.

         6.8 HEADINGS. The captions and headings used herein are for convenience only and shall not be construed as a part of this Agreement.

         6.9 ATTORNEYS' FEES. In the event of any litigation between VITRISEAL and THERMOFLOW, the non-prevailing party shall pay the reasonable expenses, including the attorneys' fees, of the prevailing party in connection therewith.

         6.10 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same document.

         6.11 GENDER. Whenever the content of this Agreement requires, the masculine gender shall include the feminine or neuter, and the singular number shall include the plural.

              (THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.)

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

VITRISEAL, INC.                                               THERMOFLOW CORPORATION
a Nevada corporation                                          a Nevada corporation



By:                                                           By:
   ----------------------------------------                      ------------------------------------
   Culley W. Davis,                                              Allen P. Kirschbaum,
   Chief Executive Officer                                       Director


STOCKHOLDERS AND
WARRANT HOLDERS:                            AGREEMENT TO PARTICIPATE IN
                                                              THE REGISTRATION STATEMENT
--------------------------------------------                  AND LOCK-UP PROVISIONS OF
(Signature)                                                   SECTIONS 1.4.5 AND 5.4:


--------------------------------------------                   -----------------
(Print Name)                                         (Initials)

                                                              AGREEMENT TO PARTICIPATE IN
                                                              THE REGISTRATION STATEMENT
--------------------------------------------                  AND LOCK-UP PROVISIONS OF
(Signature)                                                   SECTIONS 1.4.5 AND 5.4:


--------------------------------------------                   -----------------
(Print Name)                                         (Initials)
